                                                               Exhibit 10.14

                                 LOAN AGREEMENT


         LOAN AGREEMENT dated as of February 5, 1999 entered into by and between Energy Research Corporation, a New York corporation having a place of business at 3 Great Pasture Road, Danbury, Connecticut 06813 ("Lender") and Evercel, Inc., a Delaware corporation having a place of business in 3 Great Pasture Road, Danbury, Connecticut 06813 ("Borrower").

                              W I T N E S S E T H:

         WHEREAS, Borrower has requested that Lender make available to Borrower a line of credit in the amount of up to $3,450,000.00 to finance Borrower's working capital needs;

         WHEREAS, Lender is willing to do so, but only on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and Lender agree as follows.

         1.   CERTAIN DEFINITIONS. As used herein the terms set forth on
SCHEDULE I hereto shall have the meanings set forth thereon.

         2.   THE LOANS.

         (a)  At any time after the date hereof through the earlier to occur of:
(i) the Termination Date; and (ii) the date eighteen (18) months after the date hereof (the "Commitment Period"), Lender shall, from time to time, at Borrower's request, make loan advances to Borrower (the "Loans"), subject to the terms and conditions contained in this Agreement. Loans advanced hereunder may be repaid and reborrowed and shall be due and payable as set forth in the Line of Credit Note. Except in Lender's sole discretion, the aggregate principal amount of Loans advanced hereunder shall not exceed the lesser of $3,450,000.00 or the Borrowing Base.

         (b) The Loans shall be evidenced by the Line of Credit Note in the form of EXHIBIT A hereto. The Loans shall bear interest and be payable as set forth in the Line of Credit Note. Without limitation, in the event the outstanding principal balance of Loans exceeds, at any time, the lesser of $3,450,000.00 or the Borrowing Base, Borrower shall immediately repay to the Lender such excess.

         (c) Proceeds of the Loans shall be used by Borrower to finance Borrower's working capital needs.

         (d) Lender shall make the Loans available to Borrower by wire transfer or otherwise as Borrower requests in its requests for advances (PROVIDED that Borrower shall reimburse Lender for any administrative expense (wire transfer fees and the like) incurred by Lender in connection with such advance methods, except for an advance by bank or certified check).

         (e) Any and all proceeds of the Rights Offering shall be used first to pay off the First Union Line of Credit and then to satisfy all outstanding amounts on account of the Loans.

         3. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants (and at the time of each Loan hereunder shall be deemed to represent and warrant) to Lender that:

         (a) CORPORATE EXISTENCE. It is a corporation duly organized and validly existing in good standing under the laws of the state of Delaware and is duly qualified to do business and is in good standing in every other state in which such qualification may be necessary by reason of nature or location of Borrower's assets or operations where the failure so to qualify would have a material adverse effect on Borrower's business, property or condition (financial or otherwise).

         (b) NAME. Its exact legal name is as set forth in the preamble to this Agreement and Borrower is not generally known by or using any fictitious or other name or trade name or style.

         (c) POWER AND AUTHORITY. The execution, delivery and performance hereof are within its corporate powers and have been duly authorized by all necessary corporate action.

         (d) DUE EXECUTION. This Agreement has been duly executed and delivered by and constitutes a valid and binding agreement of Borrower, enforceable against it in accordance with its terms, except as the enforceability hereof may be limited by any applicable bankruptcy, insolvency or other laws affecting creditors' rights generally or by general principles of equity, regardless of whether such enforceability is considered in equity or at law.

         (e) CHIEF EXECUTIVE OFFICE. Its chief executive office and the office where it keeps its books and records concerning its assets is that shown in the preamble to this Agreement.

         4.   AFFIRMATIVE COVENANTS. Borrower agrees that it will:

         (a) INSURANCE. (i) Keep its properties insured against fire and other hazards (so called "All Risk" coverage) in amounts and with companies satisfactory to Lender to the same extent and covering such risks as is customary in the same or a similar business, but in no event in an amount less than the full insurable value thereof, which policies shall name Lender as loss payee as its interest may appear, (ii) maintain public liability coverage against claims for personal injuries or death, and (iii) maintain all worker's compensation, employment or similar insurance as may be required by applicable law. Such All Risk property insurance coverage shall provide for a minimum of twenty (20) days' written cancellation notice to Lender and shall contain a so-called lender's loss payable endorsement providing that Lender's interest therein shall not be invalidated by the acts or omissions of any person other than Lender. Borrower agrees to deliver copies of all of the aforesaid insurance policies to Lender. In the event of any loss or damage to any of its assets, including any collateral securing any advance or the Loans, Borrower shall give immediate written notice to Lender and to Borrower's insurers of such loss or damage and shall promptly file proofs of loss with said insurers;

         (b) CORPORATE EXISTENCE; COMPLIANCE WITH LAWS. Maintain its corporate existence in good standing, and its qualification to do business in good standing in every state in which such qualification is necessary;

         (c) TAXES. Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or property including without limitation taxes, assessments, charges or levies relating to real and personal property, franchises, income, unemployment, old age benefits, withholding, or sales or use, prior to the date on which penalties attach thereto, and all lawful claims (whether for any of the foregoing or otherwise) which, if unpaid, might give rise to a lien upon any property of Borrower, except any of the foregoing which is being contested in good faith and by appropriate proceedings, for which Borrower has established and is maintaining adequate reserves, and as to which no lien having priority over Lender's liens arises.

         (d) CHANGE OF ADDRESS, NAME; LOCATION. Borrower will notify Lender, at least thirty (30) days prior to any such event, of any change in Borrower's exact legal name, any change in its place of business or location as set forth in the preamble to this Agreement, or its establishment of any new place of business or location.

         5.   EVENTS OF DEFAULT; REMEDIES.

         Upon the occurrence and during the continuance of an Event of Default (as defined on Schedule I hereto), (a) the Borrower shall have no further right to request any Loans hereunder, (b) the Loans shall bear interest at the Default Rate of Interest, as defined in the Line of Credit Note, (c) the Lender may by notice to Borrower accelerate the payment of the Loans and all other obligations of Borrower hereunder and demand payment thereof; and (d) Lender may proceed to enforce payment of any of the foregoing and shall have and may exercise any and all rights under the Uniform Commercial Code or which are afforded to Lender herein, in the Security Agreement and other collateral documents executed in connection herewith, or otherwise.

         6. EXPENSES. Borrower agrees to pay Lender on demand any and all reasonable out-of-pocket costs and expenses of any nature (including without limitation reasonable attorneys' fees and disbursements) which may be incurred by Lender in connection with exercise of Lender's rights against the Borrower after an Event of Default; any exercise of Lender's right of acceleration; any enforcement, collection or other proceedings with respect to the Loans; or any bankruptcy, insolvency or other similar proceedings of the Borrower.

         7.   CONDITIONS PRECEDENT.

         Borrower acknowledges and agrees that Lender will not make any Loans hereunder, nor will Lender entertain any request from Borrower for Loans hereunder, unless and until all of the following conditions have been satisfied and remain satisfied (whether as of the Closing Date or on any subsequent date when Borrower requests a Loan):

         (a) REPRESENTATIONS AND WARRANTIES. Borrower's representations and warranties contained herein shall be correct and complete in all material respects;

         (b) COVENANTS. Borrower shall be in compliance in all material respects with all covenants and agreements contained herein;

         (c) NO EVENTS OF DEFAULT. There shall exist no Event of Default or any event which, with the passage of time or the giving of notice or both, would constitute an Event of Default;

         (d) DELIVERY OF DOCUMENTS. Borrower shall have delivered, or caused to be delivered, to Lender the documents listed on SCHEDULE II, duly executed by the Borrower, and in form and substance reasonably satisfactory to Lender;

         (e) PERFECTION OF SECURITY INTERESTS. Borrower shall have taken, or caused to be taken, all action that Lender requests in order to create and perfect Lender's Liens in the Collateral in all jurisdictions designated by Lender;

         (f) FIRST UNION LINE OF CREDIT. The Borrower must first have drawn down the full amount available to it under the First Union Line of Credit and any other available credit facilities; and

         (g) FUNDS ARE NECESSARY. Lender is satisfied, in its sole discretion, that Borrower needs the proceeds of the Loan to fund Borrower's working capital needs.

         8.   MISCELLANEOUS PROVISIONS.

         (a) NOTICES. Unless otherwise specified herein, all other notices hereunder shall be in writing directed to the addresses shown at the end of this Agreement. Written notices and communications shall be effective and shall be deemed received on the day when delivered by hand or by facsimile transmission; on the next business day, if by commercial overnight courier; and on the third business day, if by registered or certified mail, postage prepaid.

         (b) NO WAIVER. No failure to exercise and no delay in exercising, on the part of Lender, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right or remedy. Waiver by Lender of any right or remedy on any one occasion shall not be construed as a bar to or waiver thereof or of any other right or remedy on any future occasion. Lender's rights and remedies hereunder, under any agreement or instrument supplemental hereto or under any other agreement or instrument shall be cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         (c) ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of Borrower and Lender and their respective successors and assigns; PROVIDED THAT Borrower may not assign or transfer any rights or obligations hereunder without Lender's prior written consent.

         (d) GOVERNING LAW; JURISDICTION. This Agreement shall be governed by the laws of the State of Connecticut (other than its laws relating to conflicts of laws).

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

                       [SIGNATURE PAGE TO LOAN AGREEMENT]

         Executed as an instrument under seal on the date set forth above.

                                  EVERCEL, INC.


                                  By:
                                     ----------------------------
                                     Name:
                                     Title:

                                  ADDRESS:

                                  3 Great Pasture Road
                                  Danbury, Connecticut 06813


                                  ENERGY RESEARCH CORPORATION


                                  By:
                                     ----------------------------
                                     Name:
                                     Title:


                                  ADDRESS:

                                  3 Great Pasture Road
                                  Danbury, Connecticut 06813

                                    EXHIBIT A


                              [LINE OF CREDIT NOTE]

                                   SCHEDULE I

                                   DEFINITIONS

"BORROWING BASE" means $3,450,000.00 minus the sum of: (i) outstanding advances under the First Union Line of Credit; (ii) any amounts Lender has paid on account of the Lease Guaranty; (iii) the net proceeds received on account of any sale or issuance of any equity securities by Borrower, including under the Rights Offering; and (iv) the amount of any loans (excluding the First Union Line of Credit) obtained by Borrower after the date of this Agreement, whether for general working capital needs or to finance the acquisition of equipment or other fixed assets, including the present value of Borrower's lease obligations under the leases which are or should be, under generally accepted accounting principles, recorded as leases.

"EVENT OF DEFAULT" means any one or more of the following events:

         (a) failure by Borrower to pay any principal, interest or other amount due hereunder or on account of the Loans, within five (5) days of the date when due;

         (b) failure by Borrower to perform or discharge, observe or comply with any of its covenants or agreements set forth herein or in the Line of Credit Note and any Security Agreement execution in connection herewith;

         (c) any representation, warranty of Borrower to Lender set forth herein is found to have been false or misleading in any material respect as of the time when made;

         (d) Borrower's liquidation, termination, dissolution or ceasing to carry on any substantial part of its current business;

         (e) commencement by Borrower of a voluntary proceeding seeking relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law, or seeking appointment of a trustee, receiver, liquidator or other similar official for it or any substantial part of its assets; or its consent to any of the foregoing in an involuntary proceeding against it; or Borrower shall generally not be paying its debts as they become due or admit in writing its inability to do so; or an assignment for the benefit of, or the offering to or entering into by Borrower of any composition, extension, reorganization or other agreement or arrangement with, its creditors; or

         (f) commencement of an involuntary proceeding against Borrower seeking relief with respect to it or its debts under any bankruptcy, insolvency or other similar law, or seeking appointment of a trustee, receiver, liquidator or other similar official for it or any substantial part of its assets, which proceeding is not dismissed or stayed within sixty (60) days.

"FIRST UNION LINE OF CREDIT" means the line of credit provided to Borrower by First Union providing for loans up to $1,000,000 (with the right to increase such amount to $2,000,000), scheduled to terminate on or about June 30, 1999.

"LEASE GUARANTY" means the guaranty of lease, dated January 15, 1999, Lender has provided to Shelter Lee, LLC, in connection with a lease between Borrower and Shelter Lee, LLC.

"LINE OF CREDIT NOTE" means the note executed and delivered by Borrower to Lender in the form of Exhibit A hereof, made to evidence the Loans.

"LOAN" or "LOANS" has the meaning given in Section 2(a) hereof.

"RIGHTS OFFERING" means Borrower's Rights Offering as reflected in the Form SB-2 Registration Statement under the Securities Act of 1933 filed with the Securities and Exchange Commission on or about September 30, 1998.

"TERMINATION DATE" means the date on which Borrower has received net proceeds from items (iii) and (iv) above in the definition of Borrowing Base equal to at least $3,450,000.00.

Capitalized terms not defined herein shall have the meaning given to such term in the related agreements and documents executed in connection herewith.

                                   SCHEDULE II

                                 CLOSING AGENDA

                        $3,450,000.00 Line of Credit Loan
                        from Energy Research Corporation
                                to Evercel, Inc.

                         Closing Date: February __, 1999


                                                                                          RESPONSIBLE
    DOCUMENT                                                                                 PARTY
    --------                                                                                 -----
1.  Loan Agreement                                                                           BRF&G

2.  Line of Credit Note                                                                      BRF&G

3.  Security Agreement                                                                       BRF&G

4.  Patent Collateral Assignment and Security Agreement                                      BRF&G

5.  Trademark Collateral Assignment and Security Agreement                                   BRF&G

6.  UCC financing statements                                                                 BRF&G

7.  Casualty and Liability Insurance Certificates, showing Lender as
    loss payee and additional insured                                                        Borrower

8.  Authorizing Resolutions:
    (a) Energy Research Corporation
    (b) Evercel, Inc.
